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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




    DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  August 30, 1997




                            HORIZON PHARMACIES, INC.
             (Exact name of registrant as specified in its charter)




               TEXAS                      333-25257             75-2441557
  (State or other jurisdiction of        (Commission         (I.R.S. Employer
    incorporation or organization)       File Number)       Identification No.)


     275 WEST PRINCETON DRIVE
         PRINCETON, TEXAS                                          75407
(Address of Principal Executive Offices)                        (Zip Code)

                                 (972) 736-2424
              (Registrant's telephone number, including area code)

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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     On August 30, 1997, the registrant, HORIZON Pharmacies, Inc.
("Registrant"), acquired substantially all of the assets of McCosh Drug, Inc. ("McCosh Drug") comprising primarily pharmacy files, equipment, inventory and supplies. The Registrant acquired the assets through arm's-length negotiations with McCosh Drug and its sole shareholder, Donald McCosh.

     Prior to this transaction, no material relationships existed between McCosh Drug and the Registrant or any of its affiliates, any director or officer of the Registrant, or any associate of such director or officer.

     The consideration for the acquisition consisted of $250,000 cash and a promissory note in the amount of $621,418.02 payable over 84 months in equal monthly installments bearing interest at 9% per annum. The cash portion of the purchase price was derived from proceeds of the Registrant's initial public offering which closed July 11, 1997.

     The Registrant intends to continue McCosh Drug's retail pharmacy operations under the HORIZON Pharmacies, Inc. name. In connection therewith, the Registrant has secured a real estate lease covering McCosh Drug's current retail location and has secured a valid Nebraska license to do business at that location under the HORIZON Pharmacies, Inc. name.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

       It is impracticable at this time to provide the required financial statements of the acquired business described in Item 2. This information will be provided within 60 days by an amendment to this report.

     (b)  PRO FORMA FINANCIAL INFORMATION.

       See (a) above.

     (c)  EXHIBITS.

       The following exhibits are filed with this report:


       Exhibit No.    Name of Exhibit
       -----------    ---------------
            2         Purchase Agreement dated August 30, 1997 by and between
                      McCosh Drug, Inc. and HORIZON Pharmacies, Inc.

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                                   SIGNATURES

       Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                  REGISTRANT:

                                  HORIZON PHARMACIES, INC.


Date:  September 8, 1997          By:  /s/ Ricky D. McCord
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                                       Ricky D. McCord, President




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                                INDEX TO EXHIBITS

                                                            Appears at
 Exhibit                                                    Sequentially
 Number    Description                                      Numbered Page
 ------    -----------                                      -------------
   2       Purchase Agreement dated August 30, 1997 by and        5
           between McCosh Drug, Inc. and HORIZON
           Pharmacies, Inc.






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